EXHIBIT 99.4

Agreement of Joint Filing

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the “Statement”) to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated April 19, 2005.

IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: June 14, 2006

BARINGTON COMPANIES EQUITY PARTNERS, L.P.
By:	Barington Companies Investors, LLC,

its general partner

By:	/s/ James A. Mitarotonda
Name:	James A. Mitarotonda
Title:	Managing Member

BARINGTON INVESTMENTS, L.P.
By:	Barington Companies Advisors, LLC, its general partner

By: /s/ James A. Mitarotonda
Name: James A. Mitarotonda
Title: Authorized Signatory

BARINGTON COMPANIES ADVISORS, LLC

By:	/s/ James A. Mitarotonda
Name:	James A. Mitarotonda
Title:	Authorized Signatory

BARINGTON COMPANIES INVESTORS, LLC

By:	/s/ James A. Mitarotonda
Name:	James A. Mitarotonda
Title:	Managing Member

BARINGTON COMPANIES OFFSHORE FUND, LTD.

By: /s/ James A. Mitarotonda
Name: James A. Mitarotonda
Title: President

BARINGTON OFFSHORE ADVISORS, LLC

By: /s/ James A. Mitarotonda
Name: James A. Mitarotonda
Title: Authorized Signatory

BARINGTON CAPITAL GROUP, L.P.
By:	LNA Capital Corp., its general partner

By:	/s/ James A. Mitarotonda
Name:	James A. Mitarotonda
Title:	President and CEO

LNA CAPITAL CORP.

By:	/s/ James A. Mitarotonda
Name:	James A. Mitarotonda
Title:	President and CEO

/s/ James A. Mitarotonda
James A. Mitarotonda

PARCHE, LLC
By:	Admiral Advisors, LLC, its managing member

By:	/s/ Jeffrey M. Solomon
Name:	Jeffrey M. Solomon
Title:	Authorized Signatory

STARBOARD VALUE & OPPORTUNITY FUND, LLC
By:	Admiral Advisors, LLC, its managing member

By:	/s/ Jeffrey M. Solomon
Name:	Jeffrey M. Solomon
Title:	Authorized Signatory

RCG EQUITY MARKET NEUTRAL MASTER FUND, LTD.
By: Ramius Capital Group, L.L.C., its investment manager

By:	/s/ Jeffrey M. Solomon
Name:	Jeffrey M. Solomon
Title:	Authorized Signatory

RCG HALIFAX FUND, LTD.

By: Ramius Capital Group, L.L.C., its investment manager

By:	/s/ Jeffrey M. Solomon
Name:	Jeffrey M. Solomon
Title:	Authorized Signatory

RAMIUS MASTER FUND, LTD.

By: Ramius Advisors, LLC, its investment manager
By: Ramius Capital Group, L.L.C., its sole member

By:	/s/ Jeffrey M. Solomon
Name: Jeffrey M. Solomon
Title: Authorized Signatory

RAMIUS FUND III, LTD

By: Ramius Advisors, LLC, its investment manager
By: Ramius Capital Group, L.L.C., its investment manager

By:	/s/ Jeffrey M. Solomon
Name: Jeffrey M. Solomon
Title: Authorized Signatory

ADMIRAL ADVISORS, LLC
By:	Ramius Capital Group, L.L.C., its sole member

By:	/s/ Jeffrey M. Solomon
Name:	Jeffrey M. Solomon
Title:	Authorized Signatory

RAMIUS ADVISORS, LLC

By:	Ramius Capital Group, L.L.C., its sole member

By:	/s/ Jeffrey M. Solomon
Name: Jeffrey M. Solomon
Title:	Authorized Signatory

RAMIUS CAPITAL GROUP, L.L.C.
By:	C4S & Co., L.L.C., its managing member

By:	/s/ Jeffrey M. Solomon
Name:	Jeffrey M. Solomon
Title:	Managing Member

C4S & CO., L.L.C.

By:	/s/ Jeffrey M. Solomon
Name:	Jeffrey M. Solomon
Title:	Managing Member

/s/ Jeffrey M. Solomon
Individually and as attorney-in-fact for Peter A. Cohen,
Morgan B. Stark and Thomas W. Strauss

MILLENCO, L.P.
By:	Millennium Management, L.L.C., its general partner

By:	/s/ Terry Feeney
Name:	Terry Feeney
Title:	Chief Operating Officer

MILLENNIUM MANAGEMENT, L.L.C.

By:	/s/ Terry Feeney
Name:	Terry Feeney
Title:	Chief Operating Officer

/s/ Israel A. Englander
Israel A. Englander